                               OPPENHEIMER INTERNATIONAL
                                  SMALL COMPANY FUND
                          Supplement dated July 3, 2007 to the
                           Prospectus dated November 24, 2006

     This supplement  amends the Prospectus of Oppenheimer  International  Small
Company  Fund (the  "Fund")  dated  November  24, 2006 and is in addition to the supplement dated January 22, 2007. The Prospectus is amended as follows:

     Effective  as of the close of the New York Stock  Exchange  (the "NYSE") on
July 19, 2007,  investors will not be able to purchase shares of the Fund except in the following circumstances:

     o Current  shareholders who own shares of the Fund on July 19, 2007 will be permitted to purchase  additional shares of the Fund.  However, if all shares in an  account  are  redeemed,  that  shareholder  would  not be able  to  purchase additional shares of the Fund.

     o New group  retirement  plans that hold shares in an omnibus  accounts and
457 plans have not been  permitted  to open  accounts in the Fund since March 6,
2006 and the Fund will  continue  to not permit new plans.  New  accounts  under existing plans and subsequent  purchases in existing  accounts will be permitted to purchase shares of the Fund.

     o Direct rollover/change of trustee requests to purchase shares of the Fund that direct the current  trustee/custodian  to liquidate or transfer in kind the
assets  held  in  a   non-OppenheimerFunds   retirement   plan   account  to  an
OppenheimerFunds  retirement plan account with OFI Trust Company as Trustee will be accepted  only if they are  received by the  Distributor  in good order prior close of market on July 19, 2007.

     o  Funds-of-funds  managed by the Manager or an  affiliate  will be able to purchase shares of the Fund.

     o New  Portfolio  Builder  Accounts will not be able to include the Fund in their target allocations.  However, shareholders that currently have the Fund as a part of their Portfolio  Builder account target  allocations will be permitted to buy additional shares as a part of new purchases or the automatic rebalancing process.  Portfolio Builder shareholders will not be permitted to increase their target allocation of Fund shares.

     o The  automatic  conversion  of  Class B shares  to  Class A  shares  will continue without any changes.

     o  Shareholders  of the Fund who redeem all of their shares of the Fund, or who redeem shares of other Oppenheimer  funds, will not be permitted to reinvest the proceeds of those  redemptions into the Fund.  However,  those  shareholders will be permitted to reinvest  the  proceeds of those  redemptions  at net asset value into shares of other Oppenheimer funds offering the reinvestment privilege within 6 months of the date of the redemption.

     For any  other  payments  received  after the close of the NYSE on July 19,
2007, for which the Transfer Agent is not able to obtain alternative  investment instructions, will be refunded.

July 3, 2007                                                        PS0815.025